UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 29, 2007

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-139087	20-5132054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 University Avenue, Los Gatos, CA		95032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 395-7774

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to amend and restate Item 1.02 of the Current Report on Form 8-K of Akeena Solar, Inc. (the “Company”) filed with the Securities and Exchange Commission on February 2, 2007 (the “Original 8-K”) to disclose the continuance of the Guaranty to Comerica Bank.

Item 1.01.

Entry into a Material Definitive Agreement.

On January 29, 2007, the Company entered into a Loan and Security Agreement with Comerica Bank (the “Security Agreement”) for a $2 million line of credit facility (the “Credit Facility”). Borrowings under the Credit Facility bear interest at Comerica Bank’s base rate, from time to time, plus 0.5%, payable on the first of each month commencing February 1, 2007. The Credit Facility matures on January 1, 2008, at which time all outstanding amounts under the Credit Facility shall become due and payable. Pursuant to the terms of the Credit Facility, letters of credit issued may not exceed $250,000.  The Security Agreement also grants Comerica Bank a first priority secured interest in all of the Company’s assets, now owned or later acquired to secure timely repayment of the Credit Facility.  The Credit Facility replaced the $750,000 Master Revolving Note, dated December 19, 2006, between the Company and Comerica Bank (the “Master Revolving Note”).  See Item 1.02 below.

A copy of the Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Security Agreement.

Item 1.02.

Termination of a Material Definitive Agreement.

On January 29, 2007, using proceeds from the Credit Facility, the Company satisfied all of its outstanding obligations under the Master Revolving Note resulting in the termination of the (i) Master Revolving Note and (ii) the Security Agreement, executed on December 19, 2006, between the Company and Comerica Bank. The Guaranty to Comerica Bank executed on December 19, 2006 by Barry Cinnamon, the Company’s President and Chief Executive Officer, in connection with the Master Revolving Note, remains in effect with respect to the Company’s obligations under the Credit Facility.

Item 2.03.

Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated herein by reference.

Item 8.01.

 Other Events.

On February 2, 2007 the Company issued a press release announcing that it obtained the Credit Facility.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan and Security Agreement, dated January 29, 2007, between Akeena Solar, Inc., and Comerica Bank (incorporated herein by reference to Exhibit 10.1 to the Original 8-K)
10.2	Guaranty of Barry Cinnamon to Comerica Bank, executed on December 19, 2006 (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated December 19, 2006)
99.1	Press Release dated February 2, 2007 (incorporated herein by reference to Exhibit 99.1 to the Original 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2007	AKEENA SOLAR, INC.

	By:	/s/ David “Lad” Wallace
David “Lad” Wallace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan and Security Agreement, dated January 29, 2007, between Akeena Solar, Inc., and Comerica Bank (incorporated herein by reference to Exhibit 10.1 to the Original 8-K)
10.2	Guaranty of Barry Cinnamon to Comerica Bank, executed on December 19, 2006 (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated December 19, 2006)
99.1	Press Release dated February 2, 2007 (incorporated herein by reference to Exhibit 99.1 to the Original 8-K)